Exhibit 99.3

PROMISSORY NOTE
(Revolving Note)

$10,000,000.00	Louisville, Kentucky January 25, 2013

FOR VALUE RECEIVED, the undersigned, GERMAN AMERICAN BANCORP, INC., a Indiana corporation with an address at 711 Main Street, Jasper, Indiana 47546 (the “Borrower”), hereby promises and agrees to pay to the order of STOCK YARDS BANK & TRUST COMPANY, a Kentucky banking corporation (“Lender”), having an address of 1040 East Main Street, Louisville, Kentucky 40206, an aggregate principal sum equal to the lesser of [i] TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or [ii] so much thereof as is advanced hereunder and not repaid, together with interest thereon as hereinafter provided, in lawful money of the United States of America, in the manner set forth herein, on or before December 31, 2013 (the “Final Maturity Date”).

This note (the “Note”, also referred to herein as the “Revolving Note”) is the Revolving Note issued pursuant to, and is subject to all the terms and conditions of, the Loan Agreement dated as of the date of this Note (the “Loan Agreement”; capitalized terms used in this Note without definition shall have the meanings assigned to those terms in the Loan Agreement) to which Lender and Borrower are parties, and is secured by all Collateral as and to the extent more particularly described in the Loan Agreement and the other Loan Documents.

The principal of this Note, as the same shall be outstanding from time to time, shall bear interest at the “LIBOR Rate” (as hereinafter defined).  Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

As used in this Note, the following terms shall have the following meanings:

“Advance” means any disbursement of principal of the Note.

“Applicable LIBOR Margin” means 2.875% per annum.

“Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Louisville, Kentucky.

“LIBOR” or the “Index” means the three month Lender InterBank Offered Rate as published in the “Money Rates” section of the Wall Street Journal on the LIBOR Adjustment Day most recently preceding the date on which LIBOR is being calculated (it being understood and agreed that LIBOR will remain constant during the period from each LIBOR Adjustment Day until recalculated on the next ensuing LIBOR Adjustment Day), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation.  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this Loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request.  Borrower understands that Lender may make loans based on other rates as well.  Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

“LIBOR Adjustment Day” means the first Business Day of each calendar quarter, commencing April 1, 2013, unless such day is not a Business Day, in which case the LIBOR Adjustment Day for that calendar month shall be the next succeeding Business Day.

“LIBOR Rate” means, as of any time of calculation, of the sum of [a] LIBOR, plus [b] the Applicable LIBOR Margin.

“Loan” means the indebtedness evidenced by this Note.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced by Lender and in effect from time to time (which is not necessarily the lowest rate charged to any customer of Lender).

Subject to the provisions of the Loan Agreement and the other Loan Documents, Borrower shall be entitled to obtain Advances of principal of this Note from the date of this Note until the earlier of [i] the Revolving Loan Expiration Date (as the term is defined in the Loan Agreement), or [ii] one (1) Business Day prior to the Final Maturity Date, but not thereafter, provided that the aggregate sum of all such Advances (after giving effect to any repayments thereof) does not exceed the face principal amount of this Note.

Anything contained in this Note to the contrary notwithstanding, the actual aggregate amount of Advances to which Borrower shall be entitled under this Note is subject to certain limitations set forth in the Loan Agreement and may be less than the face principal amount of this Note.

Interest on this Note for any period is computed by applying the ratio of the interest rate applicable during such period over a year of 360 days, multiplied by the outstanding principal balance during such period, multiplied by the actual number of days the principal balance is outstanding during such period.

All accrued and unpaid interest on this Note shall be paid quarterly commencing on April 1, 2013, and continuing on the first calendar day of each successive calendar quarter thereafter until and including the Final Maturity Date, and any other date that the principal balance of this Note is paid in full.

On the Final Maturity Date, all of the remaining unpaid principal and all accrued and unpaid interest under this Note together with any other sums due under this Note shall be due and payable in full.

Principal of this Note may be repaid in whole or in part but if in part, then in an amount of not less than $1,000.00 prior to the Final Maturity Date without premium or penalty and, subject to the provisions of the Loan Agreement and the other Loan Documents, Borrower may reborrow, repay and reborrow hereunder.

Borrower shall pay Lender a non-usage fee (the “Non-usage Fee”) quarterly commencing on April 1, 2013 and continuing on the first calendar day of each successive calendar quarter thereafter until and including the Final Maturity Date, and any other date that this Note is paid in full and canceled (each, a “Payment Date”).  The Non-Usage Fee shall be computed on each Payment Date by applying the rate of one-fourth of one percent (0.25%) to the difference between the face amount of this Note ($10,000,000.00) less the average amount of outstanding principal balance under this Note for the number of days that have elapsed from and including the most recently proceeding Payment Date (or, in the case of the first Payment Date, the date of this Note).

All payments of principal and interest and any other sums due under this Note shall be made without offset or other reduction in immediately available funds to Lender at the address for Lender set forth above in this Note or to such other person or at such other address as may be designated in writing by the holder of this Note.  Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges; provided, however, that upon delinquency or other default Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion.  If the day on which any payment required to be made under this Note is a day other than a Business Day, such payment shall be deemed to be required to be made on the next succeeding Business Day, and such extension of time shall be included in computing any interest with respect to such payment.

Any payment on this Note that is overdue for more than five (5) days from its due date shall, if requested by and at the sole option of the holder of this Note, in order to compensate the holder for inconvenience and administrative expense incident to such delinquency and not as a penalty, be increased by an amount equal to the greater of $30.00 or five percent (5%) of the overdue payment, unless such increase would exceed the maximum increase permitted by law, in which event the overdue payment shall be increased by such lesser increment, if any, as is the maximum permitted by law.  The charging or collection of a late charge shall not be deemed a waiver of any of the holder’s other rights and remedies hereunder, including, if applicable, the right to exercise the remedies of the holder upon a default under this Note as hereinafter provided.

The occurrence of any “Event of Default” as defined in the Loan Agreement, or any default (after the giving of any applicable required notice and/or period of cure) under the Term Note or any other note, stock pledge agreement, security document or other indebtedness from the Borrower to Lender shall be a default hereunder, and Lender may, at its option, and without notice, declare the entire unpaid principal balance of, and all accrued interest on, this Note to be immediately due and payable and proceed to enforce and realize upon any or all security for this Note provided under the Loan Agreement, the stock pledge agreement dated as of the date hereof, or the other Loan Documents.  Without limiting the generality of the preceding sentence, if Borrower fails to pay any installment of principal or interest or any other sum herein specified promptly when due, or within five (5) days thereafter, the Lender may, without notice or opportunity for Borrower to cure, declare the entire unpaid principal balance of, and all accrued interest on, this Note to be immediately due and payable and proceed to enforce all remedies available to it and realize upon any or all security for this Note.

Whenever there is a default under this Note the entire principal balance of and all accrued interest on this Note, and all other existing or hereafter created or arising liabilities, indebtedness and obligations of the Borrower to Lender (however acquired or evidenced) shall, at the option of Lender, become forthwith due and payable, without presentment, notice, protest or demand of any kind (all of which are expressly waived by the Borrower) and Lender shall be under no obligation to make any further Advance of principal under this Note.  Upon the occurrence and during the continuance of any such default, including failure to pay upon the Final Maturity Date, Lender at its option, may also if permitted under applicable law, do one or both of the following: [i] increase the applicable interest rate on this Note five percent (5.00%) (the “Default Interest Increment”) and [ii] add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate).

This Note, the other Loan Documents, and all other agreements between the Borrower and the holder of this Note, whether now existing or whether hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, or otherwise, shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or retention of money loaned hereunder, or advanced for the performance or payment of any covenant or obligation contained herein, in any other Loan Document, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable law.  If from any circumstances whatsoever, fulfillment of any provision of this Note, the other Loan Documents, or of any such other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from such circumstance the holder of this Note shall ever receive anything of value deemed by applicable law to be interest in any amount that would exceed the highest lawful rate payable hereunder, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of the interest, and if the amount that would be excessive interest exceeds the principal balance then owing, such excess shall be refunded to the party paying the same.

Failure of the holder of this Note to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time.  All rights and remedies of the holder for default under this Note shall be cumulative to the greatest extent permitted by law.  Time shall be of the essence in the payment of all installments of interest and principal on this Note and the performance of Borrowers’ other obligations under this Note.

If there is any default under this Note, and this Note is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, Borrower promises to pay to the holder hereof its reasonable attorneys’ fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder’s rights in any collateral securing this Note, provided the same is legally allowed by the laws of the Commonwealth of Kentucky or any state where the collateral or part thereof is situated.

If any provision, or portion thereof, of this Note, or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such provision, or portion thereof, to any other person or circumstances shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

Any notices required or permitted to be given pursuant to this Note shall be sufficient if given in the manner prescribed by the Loan Agreement.

This Note was negotiated in the Commonwealth of Kentucky and delivered by Borrower and accepted by Lender in the Commonwealth of Kentucky, and the proceeds of this Note have been and/or will be disbursed from the Commonwealth of Kentucky, which state Borrower and Lender agree has a substantial relationship to Borrower and Lender and to the underlying transaction in connection with which this Note is issued.  This Note, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America.

Borrower and any other party who may become primarily or secondarily liable for any of the obligations of Borrower hereunder hereby jointly and severally waive presentment, demand, notice of dishonor, protest, notice of protest, and diligence in collection, and further waive all exemptions to which they may now or hereafter be entitled under the laws of this or any other state or of the United States, and further agree that the holder of this Note shall have the right without notice, to deal in any way, at any time, with Borrower, or any guarantor of this Note or with any other party who may become primarily or secondarily liable for, or pledge any collateral as security for, any of the obligations of Borrower under this Note and to grant any extension of time for payment of this Note or any other indulgence or forbearance whatsoever, and may release any security for the payment of this Note and/or modify the terms of the Loan Agreement and the other Loan Documents securing or pertaining to this Note, without in any way affecting the liability of Borrower, or such other party who may pledge any collateral as security for, or become primarily or secondarily liable for, the obligations of Borrower hereunder and without waiving any rights the holder may have hereunder or by virtue of the laws of this state or any other state of the United States.

Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky and irrevocably agrees that, subject to Lender’s sole and absolute election, any actions relating to the indebtedness evidenced hereby shall be litigated in such courts, and Borrower waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court.  Nothing contained in this paragraph shall affect the right of Lender to bring any action or proceeding against Borrower or its respective property in the courts of any other jurisdiction.

LENDER AND BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS NOTE OR THE OTHER LOAN DOCUMENTS.

BORROWER:

GERMAN AMERICAN BANCORP, INC., an Indiana corporation

By:                  /s/ Mark A. Schroeder

Print Name:   Mark A. Schroeder

Title:               Chairman & CEO